Synovus					Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2021	2020				First Quarter

	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	'21 vs '20
						% Change

Interest income	$409,817	433,479	435,550	451,569	483,897	(15)%
Interest expense	35,960	47,547	58,560	75,003	110,637	(67)

Net interest income	373,857	385,932	376,990	376,566	373,260	—
(Reversal of) provision for credit losses	(18,575)	11,066	43,383	141,851	158,722	nm

Net interest income after provision for credit losses	392,432	374,866	333,607	234,715	214,538	83

Non-interest revenue:
Service charges on deposit accounts	20,033	19,063	17,813	15,567	20,689	(3)
Fiduciary and asset management fees	17,954	17,242	15,885	14,950	15,174	18
Card fees	11,996	11,743	10,823	9,186	10,950	10
Brokerage revenue	12,974	11,794	10,604	9,984	12,398	5
Mortgage banking income	22,315	24,426	31,229	23,530	12,227	83
Capital markets income	7,505	4,352	5,690	6,050	11,243	(33)
Income from bank-owned life insurance	8,843	9,725	7,778	7,756	6,038	46
Investment securities (losses)/gains, net	(1,990)	2,337	(1,550)	69,409	8,734	nm
Gain on sale and fair value increase/(decrease) on private equity investments	—	63	260	8,707	(4,255)	nm
Other non-interest revenue	11,326	14,016	15,879	8,345	10,659	6

Total non-interest revenue	110,956	114,761	114,411	173,484	103,857	7

Non-interest expense:
Salaries and other personnel expense	161,477	153,946	154,994	159,597	149,678	8
Net occupancy, equipment, and software expense	41,134	44,183	41,554	41,727	42,194	(3)
Third-party processing and other services	20,032	20,799	21,827	22,666	22,700	(12)
Professional fees	9,084	17,541	13,377	15,305	10,675	(15)
FDIC insurance and other regulatory fees	5,579	6,288	6,793	6,851	5,278	6
Amortization of intangibles	2,379	2,640	2,640	2,640	2,640	(10)
Goodwill impairment	—	—	44,877	—	—	nm
Restructuring charges	531	18,068	2,882	2,822	3,220	nm
Loss on early extinguishment of debt	—	8,409	154	—	1,904	nm
Earnout liability adjustments	—	—	—	4,908	—	nm
Other operating expenses	26,918	30,624	27,557	27,625	37,990	(29)

Total non-interest expense	267,134	302,498	316,655	284,141	276,279	(3)

Income before income taxes	236,254	187,129	131,363	124,058	42,116	461
Income tax expense	49,161	36,720	39,789	30,866	3,595	nm

Net income	187,093	150,409	91,574	93,192	38,521	386

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$178,802	142,118	83,283	84,901	30,230	491%

Net income per common share, basic	$1.20	0.96	0.57	0.58	0.21	487%

Net income per common share, diluted	1.19	0.96	0.56	0.57	0.20	486

Cash dividends declared per common share	0.33	0.33	0.33	0.33	0.33	—

Return on average assets *	1.40%	1.11	0.69	0.71	0.32	108	bps
Return on average common equity *	15.77	12.31	7.28	7.48	2.75	1,302

Weighted average common shares outstanding, basic	148,467	147,744	147,314	147,288	147,311	1%
Weighted average common shares outstanding, diluted	149,780	148,725	147,976	147,733	148,401	1

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	March 31, 2021	December 31, 2020	March 31, 2020

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$493,645	$531,625	$652,451
Interest-bearing funds with Federal Reserve Bank	2,722,100	3,586,565	1,020,775
Interest earning deposits with banks	23,969	20,944	20,717
Federal funds sold and securities purchased under resale agreements	88,552	113,783	129,891
Cash and cash equivalents	3,328,266	4,252,917	1,823,834

Investment securities available for sale, at fair value	8,825,757	7,962,438	6,937,240
Loans held for sale ($242,010, $216,647, and $119,841 measured at fair value, respectively)	993,887	760,123	119,841

Loans, net of deferred fees and costs	38,805,101	38,252,984	38,258,024
Allowance for loan losses	(563,214)	(605,736)	(493,452)
Loans, net	38,241,887	37,647,248	37,764,572

Cash surrender value of bank-owned life insurance	1,054,475	1,049,373	1,031,544
Premises, equipment and software, net	454,911	463,959	482,462
Goodwill	452,390	452,390	497,267
Other intangible assets, net	42,733	45,112	53,032
Other assets	1,764,705	1,760,599	1,909,793
Total assets	$55,159,011	$54,394,159	$50,619,585

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$14,660,287	$13,477,854	$9,659,451
Interest-bearing deposits	32,708,664	33,213,717	30,167,134

Total deposits	47,368,951	46,691,571	39,826,585

Federal funds purchased and securities sold under repurchase agreements	293,659	227,922	312,776
Other short-term borrowings	—	7,717	1,175,000
Long-term debt	1,202,825	1,202,494	3,152,339
Other liabilities	1,131,859	1,103,121	1,087,680
Total liabilities	49,997,294	49,232,825	45,554,380

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 168,978,380, 168,132,522, and 167,359,689; outstanding 148,888,513, 148,039,495, and 147,266,662	168,978	168,133	167,360
Additional paid-in capital	3,864,281	3,851,208	3,821,357
Treasury stock, at cost – 20,089,867, 20,093,027, and 20,093,027 shares	(731,690)	(731,806)	(731,806)
Accumulated other comprehensive income, net	15,278	158,635	256,911
Retained earnings	1,307,725	1,178,019	1,014,238
Total shareholders’ equity	5,161,717	5,161,334	5,065,205
Total liabilities and shareholders' equity	$55,159,011	$54,394,159	$50,619,585

Synovus
AVERAGE BALANCES AND YIELDS/RATES (1)
(Unaudited)	2021	2020
(Dollars in thousands)

	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
Interest Earning Assets
Investment securities (2) (4)	$8,437,563	7,493,822	7,227,400	6,618,533	6,680,047
Yield	1.40%	2.07	2.39	2.72	3.09
Trading account assets (5)	$3,063	8,496	5,391	6,173	6,306
Yield	2.81%	1.03	1.69	2.19	2.70
Commercial loans (3) (4)	$29,844,491	30,363,102	30,730,135	30,236,919	27,607,343
Yield	3.95%	3.96	3.80	3.95	4.57
Consumer loans (3)	$8,367,776	8,521,449	9,032,437	9,899,172	9,985,702
Yield	3.98%	4.00	4.08	4.34	4.60
Allowance for loan losses	$(599,872)	(595,547)	(591,098)	(498,545)	(368,033)
Loans, net (3)	$37,612,395	38,289,004	39,171,474	39,637,546	37,225,012
Yield	4.02%	4.03	3.92	4.08	4.62
Mortgage loans held for sale	$246,962	309,278	244,952	221,157	86,415
Yield	2.68%	2.74	2.92	3.09	3.67
Other loans held for sale	$660,753	544,301	493,940	19,246	—
Yield	2.91%	2.81	3.61	4.19	—
Federal funds sold, due from Federal Reserve Bank, and other short-term investments	$2,838,021	2,716,645	1,265,880	1,709,086	652,130
Yield	0.10%	0.10	0.11	0.11	1.02
Federal Home Loan Bank and Federal Reserve Bank Stock (5)	$157,657	162,537	200,923	247,801	284,082
Yield	1.69%	2.64	2.73	3.60	3.38
Total interest earning assets	$49,956,414	49,524,083	48,609,960	48,459,542	44,933,992
Yield	3.32%	3.49	3.58	3.75	4.33
Interest-Bearing Liabilities
Interest-bearing demand deposits	$8,570,753	8,531,415	7,789,095	7,260,940	6,445,986
Rate	0.14%	0.16	0.19	0.21	0.51
Money Market accounts	$15,348,916	14,411,860	13,272,972	12,238,479	11,548,014
Rate	0.23%	0.26	0.36	0.46	1.00
Savings deposits	$1,219,288	1,147,667	1,114,956	1,036,024	926,822
Rate	0.02%	0.01	0.02	0.02	0.05
Time deposits under $100,000	$1,161,306	1,239,592	1,379,923	1,621,943	1,761,741
Rate	0.56%	0.74	1.03	1.43	1.64
Time deposits over $100,000	$2,993,996	3,302,959	3,863,821	4,772,555	5,051,705
Rate	0.74%	1.03	1.44	1.80	2.04
Other brokered deposits	$1,950,582	1,978,393	1,912,114	1,998,571	1,376,669
Rate	0.20%	0.23	0.23	0.25	1.42
Brokered time deposits	$1,418,751	1,795,982	2,232,940	2,244,429	2,166,496
Rate	1.50%	1.60	1.59	1.86	2.11
Total interest-bearing deposits	$32,663,592	32,407,868	31,565,821	31,172,941	29,277,433
Rate	0.31%	0.39	0.54	0.73	1.18
Federal funds purchased and securities sold under repurchase agreements	$209,448	174,316	180,342	250,232	167,324
Rate	0.07%	0.07	0.09	0.12	0.30
Other short-term borrowings	$—	—	46,739	550,000	1,384,362
Rate	—%	—	1.12	1.23	1.66
Long-term debt	$1,202,613	1,552,791	2,234,665	2,834,188	2,678,651
Rate	3.63%	3.96	2.71	2.36	2.78
Total interest-bearing liabilities	$34,075,653	34,134,975	34,027,567	34,807,361	33,507,770
Rate	0.42%	0.55	0.68	0.86	1.30
Non-interest-bearing demand deposits	$13,791,286	13,566,112	12,773,676	11,923,534	9,409,774
Cost of funds	0.30%	0.40	0.50	0.65	1.04
Effective cost of funds(6)	0.28%	0.37	0.48	0.62	0.96
Net interest margin	3.04%	3.12	3.10	3.13	3.37
Taxable equivalent adjustment (4)	$774	821	956	861	786
(1) Yields and rates are annualized.
(2) Excludes net unrealized gains and losses.
(3) Average loans are shown net of unearned income. Non-performing loans are included.
(4) Reflects taxable-equivalent adjustments, using the statutory federal income tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(5) Included as a component of other assets on the consolidated balance sheet.
(6) Includes the impact of non-interest-bearing capital funding sources.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2021	December 31, 2020	% Change	March 31, 2020	% Change
Commercial, Financial, and Agricultural	$12,662,329	$12,410,152	2%	$10,902,455	16%
Owner-Occupied	7,031,505	7,110,016	(1)	6,907,893	2
Total Commercial & Industrial	19,693,834	19,520,168	1	17,810,348	11
Multi-Family	2,220,939	2,190,534	1	2,103,566	6
Hotels	1,462,370	1,442,242	1	1,311,614	11
Office Buildings	2,280,053	2,207,744	3	2,211,525	3
Shopping Centers	1,662,158	1,644,519	1	1,778,627	(7)
Warehouses	692,267	700,050	(1)	759,858	(9)
Other Investment Property	1,017,938	918,290	11	859,726	18
Total Investment Properties	9,335,725	9,103,379	3	9,024,916	3
1-4 Family Construction	189,626	182,981	4	254,495	(25)
1-4 Family Investment Mortgage	449,328	445,714	1	482,442	(7)
Total 1-4 Family Properties	638,954	628,695	2	736,937	(13)
Commercial Development	142,380	130,678	9	107,219	33
Residential Development	196,653	245,170	(20)	302,516	(35)
Land Acquisition	220,216	217,785	1	303,770	(28)
Land and Development	559,249	593,633	(6)	713,505	(22)
Total Commercial Real Estate	10,533,928	10,325,707	2	10,475,358	1
Consumer Mortgages	5,299,175	5,513,491	(4)	5,613,997	(6)
Home Equity Lines	1,432,367	1,537,726	(7)	1,793,486	(20)
Credit Cards	267,371	281,018	(5)	261,581	2
Other Consumer Loans	1,578,426	1,074,874	47	2,303,254	(31)
Total Consumer	8,577,339	8,407,109	2	9,972,318	(14)
Total	$38,805,101	$38,252,984	1%	$38,258,024	1%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	March 31, 2021	December 31, 2020	% Change	March 31, 2020	% Change
Commercial, Financial, and Agricultural	$76,460	$77,386	(1)%	$99,287	(23)%
Owner-Occupied	17,192	20,019	(14)	17,357	(1)
Total Commercial & Industrial	93,652	97,405	(4)	116,644	(20)
Multi-Family	2,698	168	nm	356	658
Office Buildings	1,645	1,134	45	836	97
Shopping Centers	20,138	21,082	(4)	712	nm
Warehouses	221	217	2	—	nm
Other Investment Property	887	2,030	(56)	308	188
Total Investment Properties	25,589	24,631	4	2,212	nm
1-4 Family Construction	1,291	1,236	4	278	364
1-4 Family Investment Mortgage	2,760	2,383	16	2,047	35
Total 1-4 Family Properties	4,051	3,619	12	2,325	74
Commercial Development	567	582	(3)	596	(5)
Residential Development	452	533	(15)	561	(19)
Land Acquisition	782	1,048	(25)	1,043	(25)
Land and Development	1,801	2,163	(17)	2,200	(18)
Total Commercial Real Estate	31,441	30,413	3	6,737	367
Consumer Mortgages	11,201	8,740	28	13,571	(17)
Home Equity Lines	12,191	12,145	—	12,475	(2)
Other Consumer Loans	6,684	2,376	181	6,860	(3)
Total Consumer	30,076	23,261	29	32,906	(9)
Total	$155,169	$151,079	3%	$156,287	(1)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2021	2020				First Quarter

	First	Fourth	Third	Second	First	'21 vs '20
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$155,169	151,079	168,837	147,437	156,287	(1)%
Impaired Loans Held for Sale	23,590	23,590	—	—	—	nm
Other Real Estate and Other Assets	16,849	17,394	23,280	30,242	33,679	(50)

Non-performing Assets (NPAs)	195,608	192,063	192,117	177,679	189,966	3

Allowance for Loan Losses (ALL)	563,214	605,736	603,800	588,648	493,452	14
Reserve for Unfunded Commitments	51,528	47,785	60,794	61,029	38,420	34

Allowance for Credit Losses (ACL)	614,742	653,521	664,594	649,677	531,872	16

Net Charge-Offs - Quarter	20,204	22,139	28,466	24,046	20,061
Net Charge-Offs / Average Loans - Quarter (1)	0.21%	0.23	0.29	0.24	0.21
NPLs / Loans	0.40	0.39	0.43	0.37	0.41
NPAs / Loans, ORE and specific other assets	0.50	0.50	0.49	0.44	0.50
ACL/Loans	1.58	1.71	1.68	1.63	1.39
ALL/Loans	1.45	1.58	1.53	1.47	1.29

ACL/NPLs	396.18	432.57	393.63	440.65	340.32
ALL/NPLs	362.97	400.94	357.62	399.25	315.74

Past Due Loans over 90 days and Still Accruing	$3,804	4,117	7,512	8,391	6,398	(41)
As a Percentage of Loans Outstanding	0.01%	0.01	0.02	0.02	0.02

Total Past Due Loans and Still Accruing	$45,693	47,349	57,316	46,390	83,235	(45)
As a Percentage of Loans Outstanding	0.12%	0.12	0.14	0.12	0.22

Accruing Troubled Debt Restructurings (TDRs)	$129,776	134,972	163,511	166,461	160,128	(19)

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	March 31, 2021	December 31, 2020	March 31, 2020

Tier 1 Capital	$4,721,859	4,572,010	4,281,560
Total Risk-Based Capital	5,733,955	5,604,230	5,289,039
Common Equity Tier 1 Capital Ratio	9.74%	9.66	8.70
Tier 1 Capital Ratio	10.99	10.95	9.95
Total Risk-Based Capital Ratio	13.34	13.42	12.29
Tier 1 Leverage Ratio	8.80	8.50	8.92
Common Equity as a Percentage of Total Assets (2)	8.38	8.51	8.95
Tangible Common Equity Ratio (3) (5)	7.55	7.66	7.94
Book Value Per Common Share (4)	$31.06	31.24	30.75
Tangible Book Value Per Common Share (3)	27.74	27.88	27.01

(1) Current quarter regulatory capital information is preliminary.
(2) Common equity consists of Total Shareholders' Equity less Preferred Stock.
(3) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(4) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(5) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.